SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 16, 2000



                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.
          -------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      DELAWARE               333-91561               41-1955181
              ----------------------------------------------------
     (STATE OR              (COMMISSION)           (I.R.S. EMPLOYER
      OTHER JURISDICTION     FILE NUMBER)          IDENTIFICATION NO.)
      OF INCORPORATION)

          8400 NORMANDALE LAKE BLVD., SUITE 600, MINNEAPOLIS, MN 55437
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)  (ZIP CODE)



        Registrant's telephone number, including area code (612) 832-7000

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                         Exhibit Index located on Page 4

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Item 7.    FINANCIAL STATEMENTS AND EXHIBITS.
           ---------------------------------

INFORMATION AND EXHIBITS.
------------------------

(a)   Financial Statements of businesses acquired.

      Not applicable.

(b)   Pro Forma financial information.

      Not applicable.

(c)   EXHIBIT NO.                DESCRIPTION
      -----------
         25                      Form T-1  Statement  of  Eligibility  under the
                                 Trust   Indenture  Act  of  1939,  as  amended.
                                 (Certain  exhibits to Form T-1 are incorporated
                                 by   reference   to   Exhibit   25  filed  with
                                 registration   statements   of   Norwest   Bank
                                 Minnesota, National Association's parent, Wells
                                 Fargo  &  Company   (File  Nos.   33-66026  and
                                 333-43005)).



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  RESIDENTIAL ASSET MORTGAGE
                                   PRODUCTS, INC.



                               By:    /S/ PATRICIA C. TAYLOR
                                     ---------------------------
                                      Patricia C. Taylor
                                      Vice President

Dated: February 16, 2000



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



EXHIBIT INDEX

EXHIBIT      DESCRIPTION                                                  PAGE
-------      -----------                                                  ----
25           Form T-1 Statement of                                         5
             Eligibility  under the Trust  Indenture  Act of 1939, as
             amended.  (Certain exhibits to Form T-1 are incorporated
             by  reference  to  Exhibit  25 filed  with  registration
             statements   of   Norwest   Bank   Minnesota,   National
             Association's  parent,  Wells Fargo & Company (File Nos.
             33-66026 and 333-43005)).



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